Rule 497(e)
                                              File Nos. 333-108388 and 811-21424

SUPPLEMENT DATED JUNE 1, 2005
TO PROSPECTUS DATED OCTOBER 28, 2004

      The accompanying Prospectus of Meeder Premier Portfolios dated October 28, 2004 (the "Prospectus") lists Joseph A. Zarr and Christopher M. O'Daniel, CFA as the portfolio managers of The Fixed Income Portfolio.

      Effective May 31, 2005, Robert M. Wagner, CFA and Albert Chu, CFA serve as co-portfolio managers of The Fixed Income Portfolio. Accordingly, the paragraph headed "The Fixed Income Portfolio" on page 17 of the Prospectus is deleted in its entirety and replaced by the following paragraph:

      "The Fixed Income Portfolio. The co-portfolio managers jointly and primarily responsible for the day-to-day management of the Fixed Income Portfolio are Robert M. Wagner, CFA and Albert Chu, CFA. Before joining Meeder Asset Management, Mr. Wagner received his MA in Economics from the University of Oklahoma in 1996. Mr. Wagner, CFA, served Meeder Asset Management as a portfolio analyst and assistant portfolio manager from 1996 until 2000 and has been a portfolio manager for Meeder Asset Management since 2000. Messrs. Wagner and Chu began serving as the co-portfolio managers of the Portfolio on May 31, 2005. Mr. Chu has been associated with Meeder Asset Management as an assistant portfolio manager since March, 2005. Mr. Chu brings 6 years of investment industry experience to Meeder Asset Management, with previous positions as Director of Investment Research at Singer Xenos Wealth Management from 2002 to 2005, Portfolio Analyst at Singer Xenos Wealth Management from 2001 to 2002, Senior Investment Associate at Harris Trust/Bank of Montreal from 2000 to 2001 and Research Analyst at AOL Time Warner from 1999 to 2000."


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.